UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 31, 2007

                                BURKE MILLS, INC
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                 North Carolina
             -------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

0-5680                                                         56-0506342
- ------                                                       ----------
(Commission File No.)                      (I.R.S. Employer Identification No.)

            191 Sterling Street, N.W., Valdese, North Carolina 28690
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               (Address of principal executive offices) (Zip Code)

                                  828 874-6341
              -----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[___] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___] Pre-commencement communications pursuant to Rule 13d-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

                            Section 8 - OTHER EVENTS

Item 8.01 - Other Events

     On December 31, 2007, Burke Mills, Inc. (the Company) filed Form 15 with the Securities and Exchange Commission to terminate its registration under
Section 12(g) of the Securities Exchange Act of 1934 pursuant to SEC Rule 12g-4(a)(2). The Company has less than 500 shareholders and its assets have not exceeded $10,000,000.00 on the last day of each of the Company's most recent three fiscal years.

     In addition, the Company has requested that the Commission determine that its termination of registration shall take effect 30 days after filing the Form 15 rather than 90 days as specified in Rule 12g-4(a).


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 31, 2007                             BURKE MILLS, INC


                                                     By:  /s/Thomas I. Nail
                                                     ----------------------
                                                     Thomas I. Nail
                                                     President and COO